Exhibit 99.16




                                  CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 I hereby certify that:

     I have reviewed the Annual Report on Form 10-K;

     to the best of my knowledge, this Annual Report on Form 10-K (i) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and (ii) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of Tengasco, Inc. and its subsidiaries during the period covered by this Report.

Dated: March 31, 2003


                                                     /s/ RICHARD T. WILLIAMS
                                                         ---------------------
                                                         Richard T. Williams,
                                                         Chief Executive Officer

                                  CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 I hereby certify that:

     I have reviewed the Annual Report on Form 10-K;

     to the best of my knowledge, this Annual Report on Form 10-K (i) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and (ii) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of Tengasco, Inc. and its subsidiaries during the period covered by this Report.

Dated: March 31, 2003


                                     /s/MARK A. RUTH
                                     -------------------
                                     Mark A. Ruth,
                                     Principal Financial and Accounting Officer